SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 15, 2004

METRO-GOLDWYN-MAYER INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-13481	95-4605850
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10250 Constellation Boulevard, Los Angeles, CA 90067-6241

(Address of Principal Executive Offices) (Zip Code)

(310) 449-3000

(Registrant’s telephone number, including area code)

None

(Former Name or Former Address, if Changed Since Last Report.)

Item 5.	Other Events

On March 15, 2004, Metro-Goldwyn-Mayer Inc. issued a Press Release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference

Item 7.	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

99.1	Text of Press Release, dated March 15, 2004, of the Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METRO-GOLDWYN-MAYER INC.

Date: March 15, 2004	By:	/s/ Jay Rakow
	Name: Title:	Jay Rakow Senior Executive Vice President and General Counsel